UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22610

THE HARTFORD ALTERNATIVE STRATEGIES FUND

5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087

Edward P. Macdonald, Esquire

Hartford Funds Management Company, LLC

5 Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, Pennsylvania 19087

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Hartford Alternative Strategies Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. The Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Alternative Strategies Fund inception 09/30/2011

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to outperform the Consumer Price Index (CPI) over a full market cycle while maintaining a low correlation to the broad equity markets.

The chart above represents the hypothetical growth of a $10,000 investment in Class Y, which includes a sales charge. Growth results in classes other than Class Y will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/15)

	6 Months[1]	1 Year	Since Inception[2]
Alternative Strategies Y3	0.72%	-3.07%	1.58%
Bank of America Merrill Lynch USD 3-Month LIBOR Index	0.12%	0.23%	0.33%

1	Not Annualized
2	Inception: 09/30/2011
3	Without sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Bank of America Merrill Lynch USD 3-Month LIBOR Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

The Hartford Alternative Strategies Fund

Manager Discussion

April 30, 2015 (Unaudited)

Richard A. Wurster, CFA, CMT

Managing Director and Asset Allocation Portfolio Manager

Wellington Management Company LLP

Stephen A. Gorman, CFA

Senior Managing Director, Director, Tactical Asset Allocation, Asset Allocation Strategies Group, and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class Y shares of The Hartford Alternative Strategies Fund returned 0.72% for the six-month period ended April 30, 2015, outperforming the Fund’s benchmark, the Bank of America Merrill Lynch USD 3-Month LIBOR Index which returned 0.12% for the same period.

Why did the Fund perform this way?

The rally in stocks continued as global equities rose for the period. However, there were many negative headlines causing investors to be uneasy: Ebola fears escalated, Japan’s recession deepened, Europe’s economy remained near stall speed, oil prices plunged, Chinese and Japanese manufacturing data disappointed, and questions again arose around Greece’s future in the European Union. Despite the negative headlines, early in the period, the U.S. economy was a bright spot in the global landscape after the economy grew at its fastest pace in more than a decade during the third quarter. In the second half of the period Europe showed strength due to accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. Accommodative global monetary policy continued to be a central theme. The Bank of Japan expanded its quantitative easing policy, the People’s Bank of China surprised markets with its first rate cut in two years, and the European Central Bank (ECB) announced a €1.14 trillion open-ended sovereign quantitative easing program to combat record-low inflation and stimulate growth in Europe. Despite continued uncertainty surrounding the timing of a rate rise by the U.S. Federal Reserve (Fed), many market participants viewed Fed Chair Yellen’s testimony before the Senate Banking Committee in an accommodative light. During the period, U.S. equities underperformed non-U.S. equities and emerging market equities underperformed their developed market counterparts.

Global government bond prices gained over the quarter as subpar growth and deflationary pressures kept central banks in easing mode. European government bond yields hit record lows with many moving to negative yields due to the ECB’s monetary stimulus. In the U.S., yields largely declined amid expectations that the Fed will take its time in raising interest rates. Longer-term Treasury yields declined the most, resulting in a flattening of the yield curve. Absolute returns in the major fixed income sectors were mixed as the decline in government bond yields was not enough to offset the credit-spread widening in certain sectors such as high yield and emerging markets.

Commodities returned -11.87% during the period as represented by Bloomberg Commodities Index. Precious metals was the only one of the four commodity sectors to post positive returns. Energy, particularly natural gas and crude oil, agriculture and livestock, particularly coffee and lean hogs, and industrial metals commodities, particularly nickel, posted negative returns during the period.

Treasury Inflation Protected Securities (TIPS) returned 0.60% during the period as represented by the Barclays U.S. TIPS 1-10 Year Index. The TIPS curve flattened during the period; consequently, longer dated maturities outperformed shorter maturities, as rates fell across the curve and long-term breakevens rose moderately.

The Fund can invest in different asset classes, including equities, fixed income, currencies, and commodities. Outperformance relative to the Bank of America Merrill Lynch USD 3-Month LIBOR Index during the period was driven primarily by equity exposure. While broad exposure to European equities via futures contributed, this was partially offset by negative contributions from short exposure to U.S. equities implemented via futures and select Greek equity stocks. Select emerging markets such as China and Taiwan also contributed to performance relative to the Bank of America Merrill Lynch USD 3-Month LIBOR Index. During the period, our exposure to TIPS also contributed to performance relative to the Bank of America Merrill Lynch USD 3-Month LIBOR Index. Short exposure to the Japanese yen and Brazilian real relative to the U.S. dollar positively contributed to performance relative to the Bank of America Merrill Lynch USD 3-Month LIBOR Index during the period. Currency positions are implemented using currency forwards. Our long position in Greek bonds detracted during the period as did our short exposure to Japanese nominal bonds. A position in a broad market commodity ETF also detracted from performance.

As described above, derivatives are integral to the management of the Fund and had an impact on performance.

What is the outlook?

We maintain a bias towards economically sensitive securities heading into the second half of 2015. At the end of the period we continued to have meaningful equity exposure with a bias to developed market equities particularly in Europe. Additionally, we continued to have exposure to inflation linked bonds in both the U.S. and emerging markets. While the Fund is positioned more defensively than it was earlier in the year, we continue to monitor the changes in economic trends and valuations globally across assets and seek to position the Fund accordingly.

3

The Hartford Alternative Strategies Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

Credit Exposure

as of April 30, 2015 (Unaudited)

Credit Rating*	Percentage of Net Assets
Aaa / AAA	6.5%
A	9.9
Baa / BBB	0.7
Caa / CCC or Lower	5.4
Not Rated	1.2
Non-Debt Securities and Other Short-Term Instruments	71.1
Other Assets & Liabilities	5.2

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Security Type

as of April 30, 2015 (Unaudited)

Category	Percentage of Net Assets
Equity Securities
Common Stocks	9.4%
Exchange Traded Funds	0.5
Warrants	0.3

Total	10.2%

Fixed Income Securities
Convertible Bonds	2.0%
Foreign Government Obligations	15.2
U.S. Government Securities	6.5

Total	23.7%

Short-Term Investments	60.5%
Purchased Options	0.4
Other Assets & Liabilities	5.2

Total	100.0%

4

The Hartford Alternative Strategies Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
FOREIGN GOVERNMENT OBLIGATIONS - 15.2%
		Greece - 4.6%
		Hellenic Republic Government Bond
EUR	$1,800,000	3.00%, 02/24/2023 (1)(2)	$1,192,467
	1,690,000	3.00%, 02/24/2024 (1)(2)	1,117,316
	1,605,000	3.00%, 02/24/2025 (1)(2)	1,041,621
	155,000	3.00%, 02/24/2026 (1)(2)	96,604
	2,975,000	3.00%, 02/24/2028 (1)(2)	1,803,858
	695,000	3.00%, 02/24/2029 (1)(2)	420,937
	155,000	3.00%, 02/24/2030 (1)(2)	93,520
	595,000	3.00%, 02/24/2031 (1)(2)	359,021

			6,125,344

		Mexico - 9.9%
MXN	174,414,469	Mexican Udibonos 4.50%, 11/22/2035 (3)	13,392,353

		South Africa - 0.7%
ZAR	8,837,829	South Africa Government Bond - CPI Linked 5.50%, 12/07/2023 (3)	983,734

		Total Foreign Government Obligations (cost $24,285,701)	$20,501,431

U.S. GOVERNMENT SECURITIES - 6.5%
		U.S. Treasury Securities - 6.5%
		U.S. Treasury Bonds - 6.5%
	$4,185,198	0.63%, 02/15/2043 (3)	$4,052,774
	3,348,242	1.38%, 02/15/2044 (3)	3,889,455
	715,904	2.38%, 01/15/2025 (3)	870,606

			8,812,835

		Total U.S. Government Securities (cost $7,745,757)	$8,812,835

COMMON STOCKS - 9.4%
		Banks - 3.6%
	$1,039,173	Alpha Bank A.E. (4)	$364,132
	33,791	BNP Paribas S.A.	2,133,945
	653,441	Eurobank Ergasias S.A. (4)	99,474
	506,006	Piraeus Bank S.A. (4)	225,829
	42,304	Societe Generale S.A.	2,114,974

			4,938,354

		Capital Goods - 0.0%
	25,500	Ellaktor S.A. (4)	57,245

		Commercial & Professional Services - 0.6%
	34,000	Heidrick & Struggles International, Inc.	818,040

		Consumer Durables & Apparel - 0.9%
	49,000	PanaHome Corp.	357,195
	51,800	Sekisui House Ltd.	802,934

			1,160,129

		Consumer Services - 0.0%
	4,757	OPAP S.A.	42,558

		Diversified Financials - 0.6%
	75,261	Hellenic Exchanges - Athens Stock Exchange S.A. Holding (4)	490,139
	68,300	Uranium Participation Corp. (4)	316,450

			806,589

		Energy - 1.5%
	38,069	Japan Petroleum Exploration Co., Ltd.	1,465,480
	57,708	Motor Oil Hellas Corinth Refineries S.A.	505,317

			1,970,797

Shares or Principal Amount		Market Value*
COMMON STOCKS - 9.4% - (continued)
	Real Estate - 2.2%
$32,287	Deutsche Annington Immobilien SE	$1,083,717
2,926	Grand City Properties S.A. (4)	55,461
169,105	Grivalia Properties REIC	1,344,014
229,576	Immobiliare Grande Distribuzione SIIQ S.p.A. REIT	225,894
3,404	LEG Immobilien AG (4)	264,107

		2,973,193

	Total Common Stocks (cost $14,444,373)	$12,766,905

CONVERTIBLE BONDS - 2.0%
	Energy-Alternate Sources - 1.2%
	SunEdison, Inc.
$458,000	0.25%, 01/15/2020 (5)	$514,678
300,000	2.00%, 10/01/2018	538,875
292,000	2.75%, 01/01/2021	533,082

		1,586,635

	Oil & Gas - 0.8%
1,425,000	Cobalt International Energy, Inc. 3.13%, 05/15/2024	1,114,172

	Total Convertible Bonds (cost $2,475,000)	$2,700,807

EXCHANGE TRADED FUNDS - 0.5%
	Other Investment Pools & Funds - 0.5%
$9,074	Health Care Select Sector SPDR Fund	$650,424

	Total Exchange Traded Funds (cost $653,818)	$650,424

WARRANTS - 0.3%
	Banks - 0.3%
$743,384	Alpha Bank A.E. (4)	$434,049

	Total Warrants (cost $1,003,518)	$434,049

	Total Long-Term Investments (cost $50,608,167)	$45,866,451

The accompanying notes are an integral part of these financial statements.

5

The Hartford Alternative Strategies Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value*
SHORT-TERM INVESTMENTS - 60.5%
	Other Investment Pools & Funds - 60.5%
$81,711,077	BlackRock Liquidity Funds TempFund Portfolio		$81,711,077

	Total Short-Term Investments (cost $81,711,077)		$81,711,077

	Total Investments Excluding Purchased Options (cost $132,319,244)	94.4%	$127,577,528

	Total Purchased Options (cost $817,154)	0.4%	$528,536

	Total Investments (cost $133,136,398)^	94.8%	$128,106,064
	Other Assets and Liabilities	5.2%	7,042,029

	Total Net Assets	100.0%	$135,148,093

The accompanying notes are an integral part of these financial statements.

6

The Hartford Alternative Strategies Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $133,492,725 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,061,345
Unrealized Depreciation	(7,448,006)

Net Unrealized Depreciation	$(5,386,661)

(1)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $6,125,344, which represents 4.6% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2015.

(3)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(4)	Non-income producing.

(5)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At April 30, 2015, the aggregate value of this security was $514,678, which represents 0.4% of total net assets.

OTC Option Contracts Outstanding at April 30, 2015
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value *	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
Euro STOXX 50 Index Option	JPM	3,661.57 EUR	06/19/15	EUR	1,679	$123,653	$175,335	$(51,682)
FTSE/MIB Index Option	JPM	23,000.00 EUR	12/16/16	EUR	110	245,685	210,410	35,275

Total Calls					1,789	$369,338	$385,745	$(16,407)

Total purchased option contracts					1,789	$369,338	$385,745	$(16,407)

Written option contracts:
Calls
FTSE/MIB Index Option	JPM	30,000.00 EUR	12/16/16	EUR	(110)	$(37,711)	$(31,785)	$(5,926)

Total written option contracts					(110)	$(37,711)	$(31,785)	$(5,926)

The accompanying notes are an integral part of these financial statements.

7

The Hartford Alternative Strategies Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Exchange Traded Option Contracts Outstanding at April 30, 2015
Description	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value *	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
Powershares DB US Dollar Index Option	25.50 USD	05/08/15	USD	299,600	$8,988	$39,068	$(30,080)
Russell 2000 Index Option	1,500.00 USD	12/16/16	USD	2,100	49,560	51,619	(2,059)
S&P 500 Index Option	2,160.00 USD	05/15/15	USD	9,300	4,650	208,602	(203,952)
SPX Volatility Index Option	17.00 USD	05/20/15	USD	100,000	90,000	114,120	(24,120)

Total Calls				411,000	$153,198	$413,409	$(260,211)

Puts
SPX Volatility Index Option	12.50 USD	05/20/15	USD	200,000	$6,000	$18,000	$(12,000)

Total purchased option contracts				611,000	$159,198	$431,409	$(272,211)

Written option contracts:
Calls
Russell 2000 Index Option	1,250.00 USD	12/16/16	USD	(2,100)	$(220,815)	$(210,041)	$(10,774)
SPX Volatility Index Option	30.00 USD	05/20/15	USD	(100,000)	(10,000)	(16,930)	6,930
Utilities Select Sector SPDR Fund Option	45.00 USD	06/19/15	USD	(152,600)	(103,768)	(145,074)	41,306

Total Calls				(254,700)	$(334,583)	$(372,045)	$37,462

Puts
SPX Volatility Index Option	13.50 USD	05/20/15	USD	(200,000)	$(50,000)	$(52,120)	$2,120

Total written option contracts				(454,700)	$(384,583)	$(424,165)	$39,582

The accompanying notes are an integral part of these financial statements.

8

The Hartford Alternative Strategies Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Futures Contracts Outstanding at April 30, 2015
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
Long position contracts:
DAX Index Future	10	06/19/2015	$3,250,198	$3,106,865	$(143,333)
Euro STOXX 50 Future	899	06/19/2015	35,416,950	35,206,388	(210,562)
FTSE/MIB Index Future	7	06/19/2015	874,414	853,486	(20,928)
IBEX 35 Index Future	7	05/15/2015	874,692	847,744	(26,948)
KOSPI 200 Index Future	21	06/11/2015	2,596,773	2,592,333	(4,440)
Long Gilt Future	21	06/26/2015	3,830,268	3,777,042	(53,226)
MSCI Taiwan Stock Index Future	116	05/28/2015	4,303,340	4,203,840	(99,500)
NIKKEI 225 Index Future	26	06/11/2015	4,007,133	4,183,301	176,168
S&P 500 (E-Mini) Future	4	06/19/2015	411,510	415,780	4,270
SGX FTSE China A50 Index Future	30	05/28/2015	496,220	495,390	(830)
TOPIX Index Future	7	06/11/2015	901,972	922,490	20,518
U.S. Treasury 10-Year Note Future	63	06/19/2015	8,085,264	8,087,625	2,361
U.S. Treasury CME Ultra Long Term Bond Future	2	06/19/2015	339,845	329,000	(10,845)

Total					$(367,295)

Short position contracts:
Australian 10-Year Bond Future	19	06/15/2015	$1,917,024	$1,871,233	$45,791
Australian SPI 200 Index Future	61	06/18/2015	6,955,503	6,848,758	106,745
BIST 30 Index Future	1,196	06/30/2015	4,783,280	4,648,581	134,699
CAC 40 Index Future	10	05/15/2015	552,215	534,604	17,611
Canadian Government 10-Year Bond Future	21	06/19/2015	2,459,184	2,433,772	25,412
Euro BUXL 30-Year Bond Future	5	06/08/2015	929,300	910,576	18,724
Euro-Bund Future	36	06/08/2015	6,258,159	6,222,224	35,935
FTSE 100 Index Future	44	06/19/2015	4,485,941	4,562,882	(76,941)
FTSE KLCI Index Future	108	05/29/2015	2,820,683	2,755,494	65,189
FTSE/JSE Top 40 Future Index	97	06/18/2015	3,787,964	3,928,683	(140,719)
Japan 10-Year Bond Future	29	06/11/2015	35,476,859	35,602,152	(125,293)
Mexican Stock Exchange Index Future	174	06/19/2015	4,976,430	5,032,647	(56,217)
S&P/TSX 60 Index Future	37	06/18/2015	5,136,679	5,200,865	(64,186)
SGX FTSE China A50 Index Future	48	05/28/2015	682,385	672,241	10,144

Total					$(3,106)

Total futures contracts					$(370,401)

OTC Total Return Swap Contracts Outstanding at April 30, 2015
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value *	Unrealized Appreciation/ (Depreciation)
BMF Ibovespa Volatility Index	GSC	BRL	271,317	BZM5	06/01/15	$—	$—	$(4,342)	$(4,342)
BMF Ibovespa Volatility Index	GSC	BRL	276,154	BZM5	06/17/15	—	—	(2,737)	(2,737)
Eurex Stoxx Bank	GSC	EUR	(152,576)	(CAM5)	06/01/15	—	—	251	251
Eurex Stoxx Bank	GSC	EUR	(169,652)	(CAM5)	06/19/15	—	—	6,813	6,813
S&P 500 Utilities Select Sector SPDR	BCLY	USD	333,881	1M LIBOR + 0.25%	06/30/15	—	—	4,141	4,141
S&P 500 Utilities Select Sector SPDR	BOA	USD	1,356,448	1M LIBOR	02/26/16	—	—	6,411	6,411
S&P 500 Utilities Select Sector SPDR	BOA	USD	671,321	1M LIBOR	02/26/16	—	—	4,748	4,748
Technology Select Sector Index	BCLY	USD	(400,890)	(1M LIBOR + 0.45%)	06/30/15	—	—	10,646	10,646
Technology Select Sector Index	BCLY	USD	(441,749)	(1M LIBOR + 0.45%)	06/30/15	—	—	3,784	3,784
Utilities Select Sector Index	BCLY	USD	317,965	1M LIBOR + 0.25%	06/30/15	—	—	1,481	1,481
WIG20 Index	GSC	PLN	9,496,898	KRSM5	06/19/15	—	—	(236,983)	(236,983)

Total						$—	$—	$(205,787)	$(205,787)

The accompanying notes are an integral part of these financial statements.

9

The Hartford Alternative Strategies Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
AUD	Buy	06/17/15	SSG	$3,488,798	$3,555,425	$66,627
AUD	Buy	06/17/15	GSC	681,525	701,614	20,089
AUD	Buy	06/17/15	MSC	294,681	307,795	13,114
AUD	Buy	06/17/15	BNP	360,177	367,775	7,598
AUD	Buy	06/17/15	BNP	150,715	155,476	4,761
AUD	Buy	06/17/15	JPM	89,124	92,339	3,215
AUD	Buy	06/17/15	GSC	143,477	146,006	2,529
AUD	Buy	06/17/15	TDB	349,902	345,677	(4,225)
AUD	Buy	06/17/15	UBS	1,901,815	1,888,598	(13,217)
AUD	Sell	06/17/15	CBA	112,401	111,280	1,121
AUD	Sell	06/17/15	BCLY	330,538	334,629	(4,091)
AUD	Sell	06/17/15	GSC	113,441	118,383	(4,942)
AUD	Sell	06/17/15	GSC	183,826	189,413	(5,587)
AUD	Sell	06/17/15	RBS	604,893	612,433	(7,540)
AUD	Sell	06/17/15	HSBC	414,846	425,388	(10,542)
AUD	Sell	06/17/15	CBK	367,013	384,349	(17,336)
AUD	Sell	06/17/15	JPM	670,913	692,933	(22,020)
AUD	Sell	06/17/15	CBK	1,341,125	1,392,969	(51,844)
AUD	Sell	06/17/15	CBA	3,940,202	4,045,529	(105,327)
AUD	Sell	06/17/15	NAB	2,681,772	2,789,095	(107,323)
BRL	Buy	05/05/15	UBS	988,183	947,573	(40,610)
BRL	Sell	05/05/15	UBS	889,179	947,573	(58,394)
BRL	Sell	06/02/15	UBS	978,849	938,297	40,552
CAD	Buy	06/17/15	BOA	1,350,858	1,408,931	58,073
CAD	Buy	06/17/15	TDB	849,102	887,105	38,003
CAD	Buy	06/17/15	GSC	671,915	689,970	18,055
CAD	Buy	06/17/15	CBA	353,275	369,420	16,145
CAD	Buy	06/17/15	SSG	330,575	342,086	11,511
CAD	Buy	06/17/15	BMO	326,479	330,490	4,011
CAD	Sell	06/17/15	TDB	685,604	683,343	2,261
CAD	Sell	06/17/15	SSG	335,798	334,631	1,167
CAD	Sell	06/17/15	BNP	334,746	335,460	(714)
CAD	Sell	06/17/15	JPM	134,758	139,153	(4,395)
CAD	Sell	06/17/15	CBA	178,891	188,023	(9,132)
CAD	Sell	06/17/15	GSC	333,657	347,056	(13,399)
CAD	Sell	06/17/15	MSC	349,124	363,622	(14,498)
CAD	Sell	06/17/15	TDB	332,407	347,055	(14,648)
CAD	Sell	06/17/15	TDB	513,742	536,735	(22,993)
CAD	Sell	06/17/15	GSC	1,340,806	1,408,930	(68,124)
CHF	Sell	06/17/15	TDB	324,089	330,721	(6,632)
CHF	Sell	06/17/15	GSC	1,347,536	1,378,720	(31,184)
CHF	Sell	06/17/15	JPM	673,683	706,540	(32,857)
CHF	Sell	06/17/15	CSFB	651,736	686,139	(34,403)
EUR	Buy	05/04/15	DEUT	328,255	330,092	1,837
EUR	Buy	05/05/15	WEST	111,547	111,890	343
EUR	Buy	06/17/15	RBS	1,605,794	1,702,194	96,400
EUR	Buy	06/17/15	NAB	1,610,581	1,702,194	91,613
EUR	Buy	06/17/15	JPM	2,552,090	2,623,514	71,424
EUR	Buy	06/17/15	HSBC	1,483,679	1,551,637	67,958
EUR	Buy	06/17/15	TDB	665,340	706,719	41,379
EUR	Buy	06/17/15	CBA	711,717	743,797	32,080
EUR	Buy	06/17/15	UBS	341,659	359,539	17,880
EUR	Buy	06/17/15	JPM	302,428	319,091	16,663
EUR	Buy	06/17/15	MSC	360,495	371,898	11,403
EUR	Buy	06/17/15	TDB	351,753	359,539	7,786
EUR	Buy	06/17/15	JPM	140,258	142,692	2,434
EUR	Sell	06/17/15	TDB	495,077	496,614	(1,537)
EUR	Sell	06/17/15	GSC	128,314	132,580	(4,266)
EUR	Sell	06/17/15	BNP	405,294	414,594	(9,300)

The accompanying notes are an integral part of these financial statements.

10

The Hartford Alternative Strategies Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
EUR	Sell	06/17/15	BNP	$397,466	$413,470	$(16,004)
EUR	Sell	06/17/15	BCLY	675,477	706,720	(31,243)
EUR	Sell	06/17/15	MSC	720,335	762,897	(42,562)
EUR	Sell	06/17/15	MSC	744,700	787,616	(42,916)
EUR	Sell	06/17/15	JPM	1,874,483	1,941,513	(67,030)
EUR	Sell	06/17/15	HSBC	2,541,777	2,611,154	(69,377)
EUR	Sell	06/17/15	NAB	8,238,948	8,707,594	(468,646)
EUR	Sell	06/17/15	RBS	8,212,338	8,705,347	(493,009)
GBP	Buy	06/17/15	GSC	1,342,928	1,387,168	44,240
GBP	Buy	06/17/15	RBS	454,832	463,412	8,580
GBP	Buy	06/17/15	BCLY	456,450	464,947	8,497
GBP	Buy	06/17/15	JPM	267,863	274,672	6,809
GBP	Buy	06/17/15	BCLY	146,952	153,448	6,496
GBP	Sell	06/17/15	SSG	326,798	325,310	1,488
GBP	Sell	06/17/15	BCLY	75,322	76,724	(1,402)
GBP	Sell	06/17/15	RBS	75,303	76,724	(1,421)
GBP	Sell	06/17/15	MSC	318,228	320,706	(2,478)
GBP	Sell	06/17/15	DEUT	133,062	136,569	(3,507)
GBP	Sell	06/17/15	GSC	670,507	675,170	(4,663)
GBP	Sell	06/17/15	CBK	314,865	323,775	(8,910)
GBP	Sell	06/17/15	BMO	334,062	343,723	(9,661)
GBP	Sell	06/17/15	CBA	333,415	343,723	(10,308)
GBP	Sell	06/17/15	UBS	337,107	349,861	(12,754)
GBP	Sell	06/17/15	BOA	1,323,578	1,387,168	(63,590)
HKD	Sell	05/06/15	SSG	13,285	13,287	(2)
INR	Buy	06/17/15	HSBC	497,374	492,879	(4,495)
INR	Buy	06/17/15	JPM	7,155,510	7,123,186	(32,324)
INR	Sell	06/17/15	HSBC	153,190	151,722	1,468
INR	Sell	06/17/15	DEUT	2,528,059	2,527,276	783
JPY	Buy	06/17/15	CBK	333,874	339,386	5,512
JPY	Buy	06/17/15	JPM	128,380	130,254	1,874
JPY	Buy	06/17/15	DEUT	128,393	130,254	1,861
JPY	Buy	06/17/15	GSC	108,160	108,752	592
JPY	Buy	06/17/15	RBS	942,062	942,591	529
JPY	Buy	06/17/15	HSBC	201,089	201,574	485
JPY	Buy	06/17/15	DEUT	134,514	133,849	(665)
JPY	Buy	06/17/15	DEUT	701,031	699,136	(1,895)
JPY	Buy	06/17/15	JPM	673,569	671,650	(1,919)
JPY	Buy	06/17/15	RBS	1,346,945	1,344,540	(2,405)
JPY	Sell	06/17/15	GSC	2,548,932	2,540,475	8,457
JPY	Sell	06/17/15	JPM	129,702	129,206	496
JPY	Sell	06/17/15	BNP	130,364	131,301	(937)
JPY	Sell	06/17/15	MSC	338,414	339,386	(972)
JPY	Sell	06/17/15	DEUT	4,369,253	4,432,596	(63,343)
JPY	Sell	06/17/15	JPM	4,368,828	4,432,604	(63,776)
KRW	Buy	06/17/15	BCLY	327,727	338,272	10,545
KRW	Buy	06/17/15	DEUT	165,938	171,316	5,378
KRW	Sell	06/17/15	CBK	243,029	254,795	(11,766)
KRW	Sell	06/17/15	CBK	241,900	254,794	(12,894)
MXN	Buy	06/17/15	MSC	160,349	162,585	2,236
MXN	Buy	06/17/15	RBC	160,323	162,520	2,197
MXN	Buy	06/17/15	MSC	149,577	145,501	(4,076)
MXN	Buy	06/17/15	SCB	3,914,235	3,820,716	(93,519)
MXN	Sell	06/17/15	DEUT	668,607	658,720	9,887
MXN	Sell	06/17/15	SSG	329,600	325,106	4,494
MXN	Sell	06/17/15	JPM	166,063	167,327	(1,264)
MXN	Sell	06/17/15	MSC	1,332,867	1,352,840	(19,973)
MXN	Sell	06/17/15	UBS	2,715,530	2,750,955	(35,425)
MXN	Sell	06/17/15	RBC	6,448,738	6,537,116	(88,378)

The accompanying notes are an integral part of these financial statements.

11

The Hartford Alternative Strategies Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value *	Unrealized Appreciation/ (Depreciation)
MXN	Sell	06/17/15	MSC	$6,447,344	$6,537,245	$(89,901)
NOK	Buy	06/17/15	UBS	344,138	362,996	18,858
NOK	Sell	06/17/15	CBK	333,144	362,995	(29,851)
NZD	Buy	06/17/15	WEST	161,143	169,398	8,255
NZD	Buy	06/17/15	CBA	161,219	169,398	8,179
NZD	Buy	06/17/15	JPM	334,455	338,796	4,341
NZD	Sell	06/17/15	GSC	335,102	338,796	(3,694)
NZD	Sell	06/17/15	UBS	669,575	679,872	(10,297)
RUB	Buy	06/17/15	JPM	649,476	732,769	83,293
RUB	Buy	06/17/15	JPM	700,706	680,991	(19,715)
RUB	Sell	06/17/15	JPM	716,580	732,770	(16,190)
RUB	Sell	06/17/15	JPM	654,232	680,991	(26,759)
SEK	Buy	06/17/15	MSC	988,544	1,020,360	31,816
SEK	Buy	06/17/15	UBS	365,309	383,641	18,332
SEK	Buy	06/17/15	BNP	335,496	347,487	11,991
SEK	Buy	06/17/15	CBK	346,701	358,658	11,957
SEK	Buy	06/17/15	MSC	323,084	333,313	10,229
SEK	Buy	06/17/15	CBK	325,248	333,194	7,946
SEK	Buy	06/17/15	BNP	332,894	334,394	1,500
SEK	Buy	06/17/15	SSG	590,622	591,196	574
SGD	Sell	06/17/15	GSC	335,818	344,311	(8,493)
TRY	Buy	06/17/15	JPM	142,857	142,005	(852)
TRY	Sell	06/17/15	JPM	145,364	142,006	3,358
TWD	Buy	05/29/15	JPM	5,191,299	5,260,029	68,730
TWD	Buy	06/17/15	JPM	2,670,993	2,715,232	44,239
TWD	Buy	06/17/15	CBA	1,167,367	1,189,180	21,813
TWD	Sell	06/17/15	CBK	12,829,090	13,278,277	(449,187)
ZAR	Sell	06/17/15	JPM	3,462,735	3,593,547	(130,812)

Total						$(2,039,993)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korea Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	Taiwanese Dollar
USD	United States Dollar
ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.

12

The Hartford Alternative Strategies Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments) - (continued)
Index Abbreviations:
BIST	Borsa Istanbul 100 Index
CAC	Cotation Assistee en Continu
CME	Chicago Mercantile Index
DAX	Deutscher Aktienindex
FTSE	Financial Times and Stock Exchange
IBEX	Spanish Stock Index
KLCI	Kuala Lumpur Composite Index
KOSPI	Korea Composite Stock Price
MIB	Milano Italia Borsa
MSCI	Morgan Stanley Capital International
S&P	Standard & Poors
SGX	Singapore Exchange
SPX	Standard and Poor’s 500 Index
TSX	Toronto Stock Exchange
WIG20	Capitalization-weighted stock market index of 20 largest companies on the Warsaw Stock Exchange

Other Abbreviations:
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
REIC	Real Estate Investment Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of these financial statements.

13

The Hartford Alternative Strategies Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Foreign Government Obligations	$20,501,431	$—	$20,501,431	$—
U.S. Government Securities	8,812,835	—	8,812,835	—
Common Stocks
Banks	4,938,354	—	4,938,354	—
Capital Goods	57,245	—	57,245	—
Commercial & Professional Services	818,040	818,040	—	—
Consumer Durables & Apparel	1,160,129	—	1,160,129	—
Consumer Services	42,558	—	42,558	—
Diversified Financials	806,589	806,589	—	—
Energy	1,970,797	—	1,970,797	—
Real Estate	2,973,193	—	2,973,193	—
Convertible Bonds	2,700,807	—	2,700,807	—
Exchange Traded Funds	650,424	650,424	—	—
Warrants	434,049	434,049	—	—
Short-Term Investments	81,711,077	81,711,077	—	—
Purchased Options	528,536	159,198	369,338	—

Total	$128,106,064	$84,579,377	$43,526,687	$—

Foreign Currency Contracts (2)	$1,256,347	$—	$1,256,347	$—
Futures Contracts (2)	663,567	663,567	—	—
Swaps - Total Return (2)	38,275	—	38,275	—

Total	$1,958,189	$663,567	$1,294,622	$—

Liabilities
Foreign Currency Contracts (2)	$(3,296,340)	$—	$(3,296,340)	$—
Futures Contracts (2)	(1,033,968)	(1,033,968)	—	—
Swaps - Total Return (2)	(244,062)	—	(244,062)	—
Written Options	(422,294)	(384,583)	(37,711)	—

Total	$(4,996,664)	$(1,418,551)	$(3,578,113)	$—

(1)	For the six-month period ended April 30, 2015, investments valued at $5,795,489 were transferred from Level 1 to Level 2, and investments valued at $506,401 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

14

The Hartford Alternative Strategies Fund

Statement of Assets and Liabilities

April 30, 2015 (Unaudited)

Assets:
Investments in securities, at market value	$128,106,064
Cash collateral	12,778,571
Foreign currency on deposit with custodian	19,467
Unrealized appreciation on foreign currency contracts	1,256,347
Unrealized appreciation on OTC swap contracts	38,275
Receivables:
Investment securities sold	13,288
Fund shares sold	40,459
Dividends and interest	386,256
Other assets	2,071

Total assets	142,640,798

Liabilities:
Unrealized depreciation on foreign currency contracts	3,296,340
Bank overdraft	1,548,515
Cash collateral	431,072
Unrealized depreciation on OTC swap contracts	244,062
Payables:
Investment securities purchased	441,982
Investment management fees	66,276
Variation margin on financial derivative instruments	1,017,142
Accrued expenses	25,022
Written options	422,294

Total liabilities	7,492,705

Net assets	$135,148,093

Summary of Net Assets:
Capital stock and paid-in-capital	$140,063,004
Undistributed (distributions in excess of) net investment income	(3,515,603)
Accumulated net realized gain (loss)	6,141,474
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	(7,540,782)

Net assets	$135,148,093

Class Y: Net asset value per share	$9.73

Shares outstanding	13,890,969

Net Assets	$135,148,093

Cost of investments	$133,136,398
Cost of foreign currency on deposit with custodian	$19,467
Proceeds of written option contracts	$455,950

The accompanying notes are an integral part of these financial statements.

15

The Hartford Alternative Strategies Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2015 (Unaudited)

Investment Income:
Dividends	$105,834
Interest	530,939
Less: Foreign tax withheld	(2,038)

Total investment income, net	634,735

Expenses:
Investment management fees	395,056
Transfer agent fees Class Y	1,045
Distribution fees
Custodian fees	12,487
Accounting services fees	13,168
Board of Trustees’ fees	4,165
Audit fees	10,017
Other expenses	7,846

Total expenses (before waivers and fees paid indirectly)	443,784
Management fee waivers	(15,641)
Commission Recapture	(136)
Custodian fee offset	(2)

Total waivers and fees paid indirectly	(15,779)

Total expenses, net	428,005

Net Investment Income (Loss)	206,730

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(1,981,269)
Net realized gain (loss) on purchased options contracts	(54,147)
Net realized gain (loss) on futures contracts	2,250,236
Net realized gain (loss) on written options contracts	230,477
Net realized gain (loss) on swap contracts	(2,500,288)
Net realized gain (loss) on foreign currency contracts	1,132,381
Net realized gain (loss) on other foreign currency transactions	7,255,105

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	6,332,495

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(2,415,810)
Net unrealized appreciation (depreciation) of purchased options contracts	(260,099)
Net unrealized appreciation (depreciation) of future contracts	(67,310)
Net unrealized appreciation (depreciation) of written option contracts	33,656
Net unrealized appreciation (depreciation) of swap contracts	597,093
Net unrealized appreciation (depreciation) of foreign currency contracts	(3,509,162)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	84,590

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(5,537,042)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	795,453

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,002,183

The accompanying notes are an integral part of these financial statements.

16

The Hartford Alternative Strategies Fund

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014
Operations:
Net investment income (loss)	$206,730	$1,004,765
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	6,332,495	(5,415,131)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(5,537,042)	3,324,432

Net Increase (Decrease) in Net Assets Resulting from Operations	1,002,183	(1,085,934)

Distributions to Shareholders:
From net investment income
Class Y	—	(351,511)

Total from net investment income	—	(351,511)

From net realized gain on investments
Class Y	(801,819)	(1,244,251)

Total from net realized gain on investments	(801,819)	(1,244,251)

Total distributions	(801,819)	(1,595,762)

Capital Share Transactions:
Sold	11,648,416	42,577,343
Issued on reinvestment of distributions	801,819	1,595,762
Redeemed	(10,205,448)	(295,288,432)

Net increase (decrease) from capital share transactions	2,244,787	(251,115,327)

Net Increase (Decrease) in Net Assets	2,445,151	(253,797,023)

Net Assets:
Beginning of period	132,702,942	386,499,965

End of period	$135,148,093	$132,702,942

Undistributed (distributions in excess of) net investment income	$(3,515,603)	$(3,722,333)

The accompanying notes are an integral part of these financial statements.

17

The Hartford Alternative Strategies Fund

Notes to Financial Statements

April 30, 2015 (Unaudited)

1.	Organization:

The Hartford Alternative Strategies Fund (“Fund”) is a Delaware statutory trust and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). However, beneficial interests in the Fund are not registered under the Securities Act of 1933, as amended (“1933 Act”), because such interests are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act. Investments in the Fund may only be made by “accredited investors” within the meaning of Regulation D under the 1933 Act. The Fund is authorized to issue an unlimited number of shares with a par value of $0.001 each. The Fund is a diversified open-end management investment company. The Fund applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Class Y shares of the Fund, which are offered only for investment by other Hartford Funds and/or by 529 Plan investment funds, are sold without a sales charge.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund’s portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Trustees. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Fund’s Board of Trustees in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by the Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the Fund’s Board of Trustees. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization

18

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter (“OTC”) options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Trustees.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Trustees of the Fund generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained

19

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Fund’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Fund with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Fund’s Board of Trustees. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Trustees of the Fund then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary which follows the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined by dividing the Fund’s net assets by the number of shares outstanding.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

20

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Dividends are declared pursuant to a policy adopted by the Fund’s Board of Trustees. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of the Fund is to pay dividends and/or distributions from net investment income and realized gains, if any, at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk – that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The Fund had no outstanding repurchase agreements as of April 30, 2015.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Trustees. The Fund, as shown on the Schedule of Investments, had illiquid or restricted investments as of April 30, 2015.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund had no when-issued or delayed-delivery investments as of April 30, 2015.

d)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund, as shown on the Schedule of Investments, had inflation indexed bonds as of April 30, 2015.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the

21

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund, as shown on the Schedule of Investments, had outstanding foreign currency contracts as of April 30, 2015.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2015.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Options contracts are either privately negotiated in the over-the-counter market (“OTC options”) or executed in a registered exchange (“exchange traded options”). The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

22

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

The Fund, as shown on the Schedule of Investments, had outstanding purchased option and written option contracts as of April 30, 2015. Transactions involving written option contracts during the six-month period April 30, 2015, are summarized below:

Options Activity During the Six-Month Period Ended April 30, 2015

Call Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	5,033	$1,601,559
Written	(1,287)	(42,177)
Expired	(1,089)	(1,155,552)
Closed	—	—
Exercised	—	—

End of Period	2,657	$403,830

Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	4,761	$361,708
Written	(1,158)	(48,287)
Expired	(1,603)	(261,301)
Closed	—	—
Exercised	2,000	52,120

End of Period	4,000	$104,240

d)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Trustees. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

The Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared

23

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of six-month period-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund had no outstanding credit default swap contracts as of April 30, 2015.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund had no outstanding interest rate swap contracts as of April 30, 2015.

Total Return Swap Contracts – The Fund may invest in total return swap contracts. An investment in a total return swap allows the Fund to gain or mitigate exposure to underlying referenced securities, indices or commodities. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying securities, indices or commodities and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate,

24

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

which can be fixed or variable. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which are defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund, as shown on the Schedule of Investments, had outstanding total return swap contracts as of April 30, 2015.

e)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$—	$—	$528,536	$—	$—	$528,536
Unrealized appreciation on foreign currency contracts	—	1,256,347	—	—	—	—	1,256,347
Unrealized appreciation on swap contracts(1)	—	—	—	38,275	—	—	38,275
Unrealized appreciation on futures contracts(2)	128,223	—	—	535,344	—	—	663,567

Total	$128,223	$1,256,347	$—	$1,102,155	$—	$—	$2,486,725

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$3,296,340	$—	$—	$—	$—	$3,296,340
Unrealized depreciation on swap contracts(1)	—	—	—	244,062	—	—	244,062
Unrealized depreciation on futures contracts(2)	189,364	—	—	844,604	—	—	1,033,968
Written options, market value	—	—	—	422,294	—	—	422,294

Total	$189,364	$3,296,340	$—	$1,510,960	$—	$—	$4,996,664

The volume of derivatives that is presented in the Schedule of Investments is consistent with the Fund’s derivatives activity during the period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options	$—	$43,370	$—	$(97,517)	$—	$—	$(54,147)
Net realized gain (loss) on written options	—	—	—	230,477	—	—	230,477
Net realized gain (loss) on futures	(932,857)	—	—	3,183,093	—	—	2,250,236
Net realized gain (loss) on swap contracts	(277,521)	—	(25,253)	(2,197,514)	—	—	(2,500,288)
Net realized gain (loss) on foreign currency contracts	—	1,132,381	—	—	—	—	1,132,381

Total	$(1,210,378)	$1,175,751	$(25,253)	$1,118,539	$—	$—	$1,058,659

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$—	$28,519	$—	$(288,618)	$—	$—	$(260,099)
Net change in unrealized appreciation (depreciation) of written options	—	—	—	33,656	—	—	33,656
Net change in unrealized appreciation (depreciation) of futures	182,120	—	—	(249,430)	—	—	(67,310)
Net change in unrealized appreciation (depreciation) of swap contracts	—	—	39,150	557,943	—	—	597,093
Net change in unrealized appreciation (depreciation) of foreign currency	—	(3,509,162)	—	—	—	—	(3,509,162)

Total	$182,120	$(3,480,643)	$39,150	$53,551	$—	$—	$(3,205,822)

(1)	Statements of Assets and Liabilities location: Unrealized appreciation (depreciation) on Swap contracts and Variation margin on financial derivative instruments.
(2)	Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities.

25

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Balance Sheet Offsetting Information – The following discloses both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of the Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the FCM’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in the bankruptcy proceedings of a counterparty.

The following table presents the Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statement of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Fund as of April 30, 2015:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	1,256,347	(3,296,340)
Futures contracts	663,567	(1,033,968)
Purchased options and swaptions	528,536	—
Swap contracts	38,275	(244,062)
Written options and swaptions	—	(422,294)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,486,725	(4,996,664)

Derivatives not subject to a MNA	(822,765)	1,418,551

Total gross amount of assets and liabilities subject to MNA or similar agreements	1,663,960	(3,578,113)

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Bank of America Securities LLC	69,232	(63,590)	—	—	5,642
Bank of Montreal	4,011	(4,011)	—	—	—
Barclays	45,590	(36,736)	—	—	8,854
BNP Paribas Securities Services	25,850	(25,850)	—	—	—
Citibank NA	25,415	(25,415)	—	—	—
Commonwealth Bank of Australia	79,338	(79,338)	—	—	—
Deutsche Bank Securities, Inc.	19,746	(19,746)	—	—	—
Goldman Sachs & Co.	101,026	(101,026)	—	—	—
HSBC Bank USA	69,911	(69,911)	—	—	—
JP Morgan Chase & Co.	676,214	(457,624)	—	(218,590)	—
Morgan Stanley	68,798	(68,798)	—	—	—
National Australia Bank Limited	91,613	(91,613)	—	—	—
RBC Dominion Securities, Inc.	2,197	(2,197)	—	—	—
RBS Greenwich Capital	105,509	(105,509)	—	—	—
State Street Global Markets LLC	85,861	(2)	—	—	85,859
Toronto-Dominion Bank	89,429	(50,035)	—	—	39,394
UBS AG	95,622	(95,622)	—	—	—
Westpac International	8,598	—	—	—	8,598

Total	1,663,960	(1,297,023)	—	(218,590)	148,347

26

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Bank of America Securities LLC	(63,590)	63,590	—	—	—
Bank of Montreal	(9,661)	4,011	—	—	(5,650)
Barclays	(36,736)	36,736	—	—	—
BNP Paribas Securities Services	(26,955)	25,850	—	—	(1,105)
Citibank NA	(581,788)	25,415	—	—	(556,373)
Commonwealth Bank of Australia	(124,767)	79,338	—	—	(45,429)
Credit Suisse First Boston Corp.	(34,403)	—	—	—	(34,403)
Deutsche Bank Securities, Inc.	(69,410)	19,746	—	—	(49,664)
Goldman Sachs & Co.	(388,414)	101,026	—	285,000	(2,388)
HSBC Bank USA	(84,414)	69,911	—	—	(14,503)
JP Morgan Chase & Co.	(457,624)	457,624	—	—	—
Morgan Stanley	(217,376)	68,798	—	148,578	—
National Australia Bank Limited	(575,969)	91,613	—	—	(484,356)
RBC Dominion Securities, Inc.	(88,378)	2,197	—	—	(86,181)
RBS Greenwich Capital	(504,375)	105,509	—	—	(398,866)
Standard Chartered Bank	(93,519)	—	—	—	(93,519)
State Street Global Markets LLC	(2)	2	—	—	—
Toronto-Dominion Bank	(50,035)	50,035	—	—	—
UBS AG	(170,697)	95,622	—	—	(75,075)

Total	(3,578,113)	1,297,023	—	433,578	(1,847,512)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

5.	Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension and foreign currency risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons,

27

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	The Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2015. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Ordinary Income	$351,511	$14,030,950
Long-Term Capital Gains ‡	1,244,250	177,246

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2014, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Long-Term Capital Gain	$801,552
Accumulated Capital and Other Losses	(3,366,861)
Unrealized Depreciation*	(3,410,590)

Total Accumulated Deficit	$(5,975,899)

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)

Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment

28

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income (Loss)	$(5,478,907)
Accumulated Net Realized Gain (Loss)	5,478,907

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2014.

As of October 31, 2014, the Fund elected to defer the following Late-Year Ordinary Losses:

Amount
Ordinary Income	$3,366,861

f)	Accounting for Uncertainty in Income Taxes – Under provisions set forth by U.S. GAAP, the Adviser reviews each Fund’s tax positions for all open tax years. As of October 31, 2014, the Adviser had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax benefits relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. No Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”) serves as the Fund’s investment manager pursuant to an Investment Management Agreement with the Fund. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2015; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Management Fee Rates Annual Fee
On first $500 million	0.600%
On next $500 million	0.550%
On next $2 billion	0.500%
On next $2 billion	0.490%
On next $5 billion	0.480%
Over $10 billion	0.470%

29

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Accounting Services Fee Rates Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.015%
Over $10 billion	0.010%

Effective February 28, 2015, HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation will be borne by HFMC, not by the Fund, and HFMC will compensate State Street for its services out of its own resources.

c)	Operating Expenses – As of April 30, 2015, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2016 as follows:

Class Y
0.65%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. For the six-month period ended April 30, 2015, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2015
Class Y	0.65%

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2015, a portion of the Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to the Fund. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated based on average daily net assets, plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO can be found in the Statement of Operations. Any transfer agency fee reimbursement is determined before the contractual operating expense limitation. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2015, the Fund’s shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	22%

30

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

9.	Investment Transactions:

For the six-month period ended April 30, 2015, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Governments
The Hartford Alternative Strategies Fund	$17,220,218	$22,721,727

	Cost of Purchases U.S. Government Obligations	Sales Proceeds U.S. Governments
The Hartford Alternative Strategies Fund	$—	$7,510,552

	Total Cost of Purchases	Total Sales Proceeds
The Hartford Alternatives Strategies Fund	$17,220,218	$30,232,279

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2015, and the year ended October 31, 2014:

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	1,207,028	$11,648,416	4,262,059	$42,577,343
Shares Issued for Reinvested Dividends	84,048	801,819	161,449	1,595,762
Shares Redeemed	(1,054,641)	(10,205,448)	(29,277,908)	(295,288,432)

Total Net Increase (Decrease)	236,435	2,244,787	(24,854,400)	(251,115,327)

11.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. In March 2015, the plaintiffs filed a new complaint that removed The Hartford Small Company Fund as a plaintiff. Discovery is ongoing. HFMC and HIFSCO dispute the allegations and have filed a motion for summary judgment.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suite.

31

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

12.	Indemnifications:

Under the Fund’s organizational documents, the Fund shall indemnify its officers and trustees to the full extent required or permitted under Maryland General Corporation law and the federal securities laws. In addition, the Fund may enter into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

13.	Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial position, but may impact the Fund’s disclosures.

32

The Hartford Alternative Strategies Fund

Financial Highlights

	— Selected Per-Share Data(1)—										— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Alternative Strategies Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
Y	9.72	0.02	0.05	0.07	—	(0.06)	—	(0.06)	9.73	0.72 (4)	135,148	0.67	(5)	0.65	(5)	0.31	(5)	31

For the Year Ended October 31, 2014
Y	10.04	0.05	(0.31)	(0.26)	(0.01)	(0.05)	—	(0.06)	9.72	(2.58)	132,703	0.66		0.65		0.46		95

For the Year Ended October 31, 2013
Y	10.75	0.02	(0.14)	(0.12)	(0.16)	(0.43)	—	(0.59)	10.04	(1.24)	386,500	0.65		0.65		0.16		149

For the Year Ended October 31, 2012(6)
Y	10.96	0.16	(0.21)	(0.05)	(0.13)	(0.03)	—	(0.16)	10.75	(0.41)	263,358	0.66		0.65		1.43		178

For the Period Ended October 31, 2011(6)
Y(7)	10.00	0.02	0.94	0.96	—	—	—	—	10.96	9.60 (4)	260,580	0.65	(5)	0.65	(5)	2.11	(5)	5

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Not annualized.
(5)	Annualized.
(6)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(7)	Commenced operations on September 30, 2011.

The accompanying notes are an integral part of these financial statements.

33

The Hartford Alternative Strategies Fund

Trustees and Officers (Unaudited)

The Board of Trustees of the Fund (the “Trustees”) appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Each Trustee serves until his or her death, resignation, retirement, removal, incapacity, or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Trustees and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. (“The Hartford”) are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Fund’s Trustees, as noted in the chart below, are “interested” persons of the Fund. Each Trustee serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of June 2015, collectively, consist of 68 funds. Correspondence may be sent to Directors/Trustees and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each Trustee and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to the Fund, principal occupation, and, for Trustees, other directorships held. The Fund’s Statement of Additional Information contains further information on the Trustees and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the trustees of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Trustees who are employed by The Hartford.

Non-Interested Trustees

Hilary E. Ackermann (1956) Trustee since 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Trustee since 2011

Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment Funds) (September 2014 to present) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Trustee since 2011, Chairman of the Fund since 2011

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Trustee since 2011

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Trustee since 2011

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Corp. Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Trustee since 2011

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan,

34

The Hartford Alternative Strategies Fund

Trustees and Officers (Unaudited) – (continued)

Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Trustee since 2011

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Trustee since 2011

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Trustees and Officers

James E. Davey (1964) Trustee since 2012, President and Chief Executive Officer since 2011

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Other Officers

Andrew S. Decker (1963) AML Compliance Officer since 2015

Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.

Michael Flook (1965) Vice President, Treasurer and Controller since 2015

Mr. Flook currently serves as the Treasurer of HFMG. Mr. Flook served as Assistant Treasurer for each Company, The Hartford Alternative Strategies Fund and the Retail Funds from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2011

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in

35

The Hartford Alternative Strategies Fund

Trustees and Officers (Unaudited) – (continued)

connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2011

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36

The Hartford Alternative Strategies Fund

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of November 1, 2014 through April 30, 2015.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class Y	$1,000.00	$1,007.20	$3.23	$1,000.00	$1,021.57	$3.26	0.65%	181	365

37

The Hartford Alternative Strategies Fund

Main Risks (Unaudited)

The main risks of investing in the Fund are described below. Each Fund’s Prospectus contains further information on the risks applicable to that Fund.

Market, Selection and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers’ asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Commodities Risk: Investments in commodities may be more volatile than investments in traditional securities.

Structured Securities Risk: Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, which may make them difficult to value and sell.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

Real Estate Related Securities Risk: The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values, including the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Further, the real estate industry is particularly sensitive to economic downturns. If the Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.

38

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC

Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

Item 2. Code of Ethics.

    Not applicable to this semi-annual filing.

Item 3. Audit Committee Financial Expert.

    Not applicable to this semi-annual filing.

Item 4. Principal Accountant Fees and Services.

    Not applicable to this semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

    Not applicable

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the semi-annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

    Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

    Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

    Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There have been changes in the registrant’s internal control over financial reporting (as defined in Rule 30-a3(d) under the 1940 Act)(“internal controls”) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting. The internal controls were revised to reflect that State Street Bank and Trust Company now provides certain administrative and accounting services to the registrant.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached herewith.
(a)(3)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD ALTERNATIVE STRATEGIES FUND

Date: July 9, 2015	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: July 9, 2015	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Date: July 9, 2015	By:	/s/ Michael Flook
Michael Flook, Vice President,
Treasurer and Controller